SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Glen Burnie Bancorp
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     ☒ No fee required.

     ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

           (1)    Title of each class of securities to which transaction applies:

           (2)    Aggregate number of securities to which transaction applies:

           (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           (4)    Proposed maximum aggregate value of transaction:

           (5)    Total fee paid:

           [  ] Fee paid previously with preliminary materials.

           [  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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           (2)    Form, Schedule or Registration Statement No.:

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[GLEN BURNIE BANCORP LETTERHEAD]

September 8, 2003

Dear Fellow Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders of Glen Burnie Bancorp (the “Company”) to be held at The Bank of Glen Burnie, 101 Crain Highway, S.E., Glen Burnie, Maryland on Wednesday, October 8, 2003. Registration will open at 2:30 p.m. and the meeting will begin promptly at 3:00 p.m. Attached is the formal Notice, Proxy Statement and form of Revocable Proxy for the action to be taken at the Special Meeting.

     The purpose of this Special Meeting is to take action to adjust the stockholder vote necessary to amend the Company’s Articles of Incorporation and Bylaws from 80% of outstanding shares to 66 2/3% of outstanding shares. A similar proposal with respect to the Company’s Bylaws was put forward for consideration at our Annual Meeting held this past May and garnered strong Stockholder support – but short of the required 80% approval margin. Here are the statistics from the vote on the Bylaw change at May’s Annual Meeting:

•	Total Shares outstanding	1,677,175
•	Votes required for passage	1,341,740	(80.00% of outstanding Shares)
•	Total Shares present in person or by proxy	1,444,141	(86.11% of outstanding Shares)
•	Total in favor of Bylaw amendment	1,237,984	(73.80% of outstanding Shares)
•	Total against Bylaw amendment	9,358	( 0.56% of outstanding Shares)
•	Total abstaining	21,407	( 1.28% of outstanding Shares)
•	Total Shares present but not voted	175,392	(10.46% of outstanding Shares)

     As you can see, despite the strong support of our Stockholders for amending these Bylaw provisions, the proposal failed to garner the requisite approval.

     With more than 1.6 million shares outstanding with a market value of approximately $34.4 million, we want to position our Company to address changing market conditions while ensuring that our stockholders continue to be our driving and controlling force. Bank analysts have indicated to your Board of Directors that an amendment reducing the threshold for stockholder approval of Articles of Incorporation and Bylaw changes would improve the Bank’s ability to proactively compete in today’s quickened business environment. The Board agrees with this assessment. We further believe that the 66 2/3% threshold is more reflective of today’s public companies.

     The Board of Directors believes that the proposals to amend the Articles and Bylaws are important to the future of the Company and unanimously recommends that stockholders approve the amendments. The proposals will require the approval of 80% of the outstanding Shares. Your vote on each of these items is particularly important since an abstention or failure to vote is equivalent to a vote against the proposed amendments to the Articles and Bylaws.

     We ask for your support and encourage you to attend the Special Meeting. On behalf of the Board of Directors, we urge you to sign, date and return the accompanying proxy card as soon as possible even if you currently plan to attend the Special Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own. If you plan to attend the meeting, please check the box on the enclosed form of proxy.

     Thank you.

Sincerely,

John E. Demyan Chairman		F. William Kuethe, Jr. President and Chief Executive Officer

GLEN BURNIE BANCORP
101 Crain Highway, S.E.
Glen Burnie, Maryland 21061
(410) 766-3300

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on October 8, 2003

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Glen Burnie Bancorp (the “Company”) will be held at The Bank of Glen Burnie, 101 Crain Highway, S.E., Glen Burnie, Maryland on Wednesday, October 8, 2003 at 3:00 p.m., Eastern Time.

     A Proxy Statement and Revocable Proxy for the Special Meeting accompany this Notice.

     The Special Meeting has been called for the following purposes:

To approve an amendment to the Articles of Incorporation to reduce the stockholder vote required to amend the Articles from 80% to 66 2/3% of all votes entitled to be cast; and

To approve amendments to the Bylaws to reduce the stockholder vote required to amend the Bylaws from 80% to 66 2/3% of all votes entitled to be cast.

     In accordance with the Company’s Bylaws, business transacted at the special meeting is limited to the above-stated purposes.

     Action may be taken on the foregoing proposals at the Special Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Special Meeting may be adjourned. Stockholders of record at the close of business on August 29, 2003 are the only stockholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.

     You are requested to complete and sign the accompanying Revocable Proxy, which is solicited by the Board of Directors, and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend and vote at the Special Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

Dorothy A. Abel secretary

Glen Burnie, Maryland September 8, 2003

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT
OF
GLEN BURNIE BANCORP
101 Crain Highway, S.E.
Glen Burnie, Maryland 21061

SPECIAL MEETING OF STOCKHOLDERS
October 8, 2003

GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Glen Burnie Bancorp (the “Company”) to be used at a Special Meeting of Stockholders of the Company and any adjournments or postponements thereof (hereinafter called the “Special Meeting”) which will be held at The Bank of Glen Burnie, 101 Crain Highway, S.E., Glen Burnie, Maryland on Wednesday, October 8, 2003 at 3:00 p.m., Eastern Time. The accompanying Notice of Special Meeting and form of Revocable Proxy and this Proxy Statement are being first mailed to stockholders on or about September 8, 2003.

VOTING AND REVOCABILITY OF PROXIES

     The securities entitled to vote at the Special Meeting consist of the Company’s common stock, par value $1.00 per share (the “Common Stock”). Stockholders of record as of the close of business on August 29, 2003 (the “Record Date”) are entitled to one vote for each share then held.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are given, proxies will be voted for the proposals described herein. The proxy confers discretionary authority on the persons named therein to vote with respect to matters incident to the conduct of the Special Meeting. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Special Meeting and all adjournments thereof. Proxies may be revoked by written notice to Dorothy A. Abel, the Secretary of the Company, at the address above or by the filing of a later dated proxy prior to the vote being taken at the Special Meeting. A proxy will not be voted if a stockholder attends the Special Meeting and votes in person. The presence of a stockholder at the Special Meeting will not revoke such stockholder’s proxy.

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APPROVAL OF AMENDMENTS TO THE ARTICLES OF INCORPORATION AND BYLAWS TO
REDUCE THE STOCKHOLDER VOTE REQUIRED FOR AMENDMENTS

     Articles of Incorporation. Under Maryland law, unless a corporation’s articles of incorporation require a higher or lower proportion, amendments to articles of incorporation require the approval of 66 2/3% of outstanding shares. Currently, the Company’s Articles of Incorporation (“Articles”) contain a provision which requires the approval of Stockholders owning 80% of the total outstanding shares of Common Stock to effect an amendment. For the reasons stated below, the Board of Directors is seeking Stockholder approval of an amendment to the Company’s Articles to lower the stockholder vote required to amend the Articles from 80% to 66 2/3%. Specifically, the Board of Directors proposes that stockholders approve an amendment to current Article Seven of the Articles to delete section (a) of Article Seven (which sets forth the 80% approval requirement for amendments to the Articles) and renumber the remaining sections of Article Seven, so that Article Seven will read in its entirety as follows:

ARTICLE SEVEN: The affirmative vote of the holders of not less than 80% of the outstanding shares of stock of The Corporation entitled to vote shall be required for the approval or authorization with respect to the following:

(a) The consolidation of the Corporation with one or more corporations to form a new consolidated corporation.

(b) The merger of The Corporation with another corporation or the merger of one or more corporations into The Corporation.

(c) The sale, lease, exchange or other transfer of all, or substantially all, of the property and assets of The Corporation, including its good will.

(d) The participation of The Corporation in a share-exchange (as defined in the Corporations & Associations Article of the Annotated Code of Maryland) the stock of which is to be acquired.

(e) The voluntary liquidation, dissolution or winding up of The Corporation.

     Bylaws. In addition, the Board of Directors proposes to amend the Bylaws to lower the stockholder vote required to amend the Bylaws from 80% to 66 2/3%. Specifically, the Board of Directors proposes that stockholders approve an amendment to Article XII, Section 1 of the Bylaws so that the first sentence will read as follows:

Except as otherwise provided in the Articles of Incorporation, the Bylaws may be amended by the stockholders of the Corporation by an affirmative vote of 66 2/3% of all the votes entitled to be cast on the matter.

     In addition, in order to clarify a possible ambiguity in the Bylaws, the Board of Directors also proposes to amend paragraph (c) of Article II, Section 10 (which states that matters submitted to stockholders for a vote may generally be approved by a majority of the votes cast) to include a general exception for actions for which a higher vote is specified in the Bylaws. As amended, Article II, Section 10(c) would read as follows:

All other corporate actions, unless otherwise indicated herein, shall be authorized by a majority of the votes cast.

     Purpose and Effect of Proposal. The proposed amendments would reduce the vote required to amend each of the Company’s Articles and Bylaws from the current 80% of outstanding shares to 66 2/3% of outstanding shares. The Board of Directors is proposing the amendments in order to make it less difficult to amend the Articles and

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Bylaws. With the Company’s broad stockholder base, it is difficult to obtain the 80% vote required for amendments. In order to ensure that the Company is able to amend its Articles or Bylaws in the future to keep pace with the evolving nature of the Company and market and regulatory changes, the Board of Directors is seeking to reduce the vote required for amendments to a level that it believes will be easier to obtain. This Proposal, if adopted, will not allow the Company to amend the Articles or Bylaws by action of the Board of Directors alone. If this Proposal is adopted, future amendments to either the Articles of Incorporation or Bylaws of the Company will remain subject to stockholder approval and will require the approval of 66 2/3% of outstanding shares.

     Stockholder Vote Required to Approve the Amendments. Approval of these amendments to the Articles and Bylaws will require the affirmative vote of not less than 80% of the outstanding shares of Common Stock. Since the required vote is based on the number of shares outstanding, an abstention, failure to vote or broker non-vote has the same effect as a vote against this Proposal. The Board of Directors has unanimously approved these proposed amendments to the Articles and Bylaws. The Board of Directors believes that the reduction in the vote required to amend the Articles and Bylaws is in the best interests of the Company and its stockholders and unanimously recommends a vote FOR these amendments to the Articles and Bylaws.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     At the Record Date, the Company had 1,684,843 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Special Meeting. Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by all persons who were known to the Company to beneficially own more than 5% of the Common Stock outstanding at the Record Date.

	Amount and Nature	Percent of Shares
Name and Address	of Beneficial	Of Common Stock
of Beneficial Owner	Ownership[1]	Outstanding

John E. Demyan 7905 Webster Drive Pasadena, Maryland 21122	162,792	9.66%

Frederick W. Kuethe, III 377 Swinton Way Severna Park, Maryland 21032	92,236[2]	5.47%

Eugene P. Nepa 36 Summerhill Trailer Park Crownsville, Maryland 21032	153,393[3]	9.10%

Charles L. and Ruth G. Hein	99,323[4]	5.90%
101 Crain Highway, S.E. Glen Burnie, Maryland 21061

Marrian K. McCormick 8 Oak Lane Glen Burnie, Maryland 21061	96,627[5]	5.74%

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[1]	Rounded to nearest whole share. For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals or group exercise sole voting and investment power over the shares of the Common Stock.

[2]	Includes 14,096 shares held jointly with his wife, 477 shares held by Mr. Kuethe individually, 3,724 held by Mr. Kuethe for the benefit of a minor child, 216 shares held by Mrs. Kuethe individually, and 3,723 held by Mrs. Kuethe for the benefit of a minor child. Each disclaims beneficial ownership to the shares owned individually by the other. Also includes 70,000 shares held by Mr. Kuethe as one of the trustees for The Kuethe Family Educational Trust.

[3]	Includes 6,624 shares held individually, 126,870 shares held by the Eugene P. Nepa Revocable Trust, and 19,900 shares held in Mr. Nepa’s Individual Retirement Account (“IRA”).

[4]	Includes 14,194 shares held jointly, 131 shares held by Mr. Hein individually, and 16,564 shares held by Mr. and Mrs. Hein jointly with others. Mrs. Hein disclaims beneficial ownership to the shares owned individually by Mr. Hein. Also includes 33,920 shares held by Mr. Hein jointly with others and 34,513 shares held by Mrs. Hein jointly with others.

[5]	Includes 3,322 held by Mrs. McCormick individually, 9,247 held by Mrs. McCormick for the benefit of minor children, 14,058 held by Mrs. McCormick jointly with others, and 70,000 held by Mrs. McCormick as one of the trustees for The Kuethe Family Educational Trust.

SECURITIES OWNERSHIP OF MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of the shares of Common Stock as of the Record Date by (i) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, (ii) each current director and each nominee for election as a director and (iii) all directors and executive officers of the Company as a group.

	Amount And Nature of
Name	Beneficial Ownership (1)		Percent of Class

F. William Kuethe, Jr.	24,259	(2)	1.44%
Thomas Clocker	6,705	(3)	0.40%
William N. Scherer, Sr.	9,046	(4)	0.54%
Karen B. Thorwarth	1,299		0.08%
John E. Demyan	162,792		9.66%
F. W. Kuethe, III	92,236	(5)	5.47%
Mary Lou Wilcox	1,201		0.07%
Charles L. Hein	99,323	(6)	5.90%
Alan E. Hahn	11,844	(7)	0.70%
Shirley E. Boyer	12,158	(8)	0.72%
Charles Lynch	14,443		0.86%
All directors, nominees and executive officers as a group (13 persons) (1)-(8)	437,792		25.98%

(1)	Rounded to nearest whole share. For the definition of “beneficial ownership,” see footnote (1) to the table in the section entitled “Voting Securities and Principal Holders Thereof.” Unless otherwise noted, ownership is direct and the named individual has sole voting and investment power.

(2)	Includes 15,000 held by The Kuethe Family Trust, of which he and his spouse are trustees.

(3)	Includes 5,338 shares as to which he shares voting and investment power.

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(4)	Includes 8,348 shares as to which he shares voting and investment power.

(5)	See footnote (2) to the table in the section entitled “Voting Securities and Principal Holders Thereof”.

(6)	See footnote (4) to the table in the section entitled “Voting Securities and Principal Holders Thereof”.

(7)	Includes 5,369 shares to which he shares voting and investment power and 6,103 shares held in his IRA.

(8)	Includes 11,010 shares as to which she shares voting and investment power.

MISCELLANEOUS

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation therefor.

BY ORDER OF THE BOARD OF DIRECTORS

Dorothy A. Abel secretary

Glen Burnie, Maryland September 8, 2003

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☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY GLEN BURNIE BANCORP SPECIAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints F. William Kuethe, John E. Demyan, and William N. Scherer, Sr., or a majority of them, with full powers of substitution, as attorneys-in-fact and agents for the undersigned, to vote all shares of Common Stock of Glen Burnie Bancorp which the undersigned is entitled to vote at the Special Meeting of Stockholders, to be held at The Bank of Glen Burnie, 101 Crain Highway, S.E., Glen Burnie, Maryland on Wednesday, October 8, 2003 at 3:00 p.m., Eastern Time (the “Special Meeting”), and at any and all adjournments thereof, as indicated below and as determined by a majority of the named proxies with respect to any other matters presented at the Special Meeting.

	FOR	AGAINST	ABSTAIN

To approve the amendments to the Articles of Incorporation of the Company as set forth in the Proxy Statement	[ ]	[ ]	[ ]
To approve the amendments to the Bylaws of the Company as set forth in the Proxy Statement	[ ]	[ ]	[ ]

The Board of Directors recommends a vote “FOR” the above listed propositions.

IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CHECK THIS BOX[ ]

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE NAMED PROXIES. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING.

Please be sure to sign and date this Proxy here:

______________________________	____________, 2003	___________________________
Stockholder sign above	Date	Co-holder (if any) sign above

Please sign exactly as your name appears on the envelope in which this proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Should the above signed be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The above signed hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the above signed. The above signed acknowledges receipt from the Company prior to the execution of this Revocable Proxy of Notice and a Proxy Statement for the Special Meeting.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.